                                                                   EXHIBIT 10.5

                             GUARANTY OF OBLIGATION

This Guaranty is made by Willbros Group, Inc., a Panama corporation, ("Guarantor"), in favor of TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership ("Tenaska"), with respect to that certain Engineering, Procurement and Construction Agreement dated the 23rd day of September, 1999, between Tenaska and WILLBROS ENGINEERS, INC., a Delaware corporation ("Contractor"), for the construction of a natural gas transmission pipeline from the Transcontinental Gas Pipeline Corporation meter station to the Tenaska Georgia Generation Station, as amended, supplemented or otherwise modified from time to time (hereinafter called the "EPC Agreement"), in consideration of the execution of the EPC Agreement by Tenaska with Contractor.

Guarantor states and represents that Guarantor will derive direct and indirect benefit from the making of the Guaranty.

NOW, THEREFORE, for good and valuable consideration, Guarantor hereby covenants and agrees as follows:

1. Guarantor hereby unconditionally guarantees the full and timely performance by Contractor of all of its obligations under the EPC Agreement, as it from time to time may be amended, and hereby undertakes that if Contractor shall in any respect fail to perform and observe all of the terms, provisions, conditions, and stipulations of the EPC Agreement, Guarantor warrants the faithful performance of all of such terms and conditions and will fully indemnify and keep indemnified Tenaska against all claims, losses, damages, costs and expenses whatsoever which Tenaska may incur by reason of Contractor's failure to perform and observe any of the terms, provisions, conditions, and stipulations of the EPC Agreement (collectively, the "Guaranteed Obligations"). THE OBLIGATIONS OF GUARANTOR HEREUNDER SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL GUARANTOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than the payment, observance and performance of the Guaranteed Obligations and other than as provided in Section 9 of this Guaranty), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not Guarantor shall have received notice thereof):

         (a) (i) any increase in, (ii) any extension of the time of payment, observance or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Guaranteed Obligations;


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         (b)      (i) any failure to obtain, (ii) any release, composition or settlement of, (iii) any amendment or modification of any of the terms and provisions of, (iv) any subordination of, or (v) any discharge, disallowance, invalidity, illegality, voidness or other enforceability of, any other guaranties of the Guaranteed Obligations;

         (c) any termination of or change in any relationship between Guarantor and Contractor, including any such termination or change resulting from a change in the ownership of Guarantor or from the cessation of any commercial relationship between Guarantor and Contractor;

         (d) any exercise of, or any election not or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to Tenaska, including (i) any election not or failure to exercise any right of set-off, recoupment or counterclaim, and (ii) any election of remedies effected by Tenaska, and

         (e) ANY OTHER ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF GUARANTOR HEREUNDER OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF THE GUARANTOR HEREUNDER OR DISCHARGE GUARANTOR FROM ANY THEREOF.

2. Guarantor represents and warrants to Tenaska and Tenaska's successors and assigns that:

         (a) Guarantor is duly organized and validly existing as a Panama corporation;

         (b) Guarantor is authorized and has all necessary power and authority, corporate and other, to execute and deliver this Guaranty and to perform the obligations of Guarantor, including all obligations of Contractor pursuant to the EPC Agreement;

         (c) This Guaranty reasonably may be expected to benefit directly or indirectly, Guarantor;

         (d) This Guaranty has been duly executed and delivered by Guarantor and is the valid, binding, and enforceable contract of Guarantor;

         (e) The execution and delivery of this Guaranty by Guarantor and its performance of its obligations under the Guaranty, do not (and, to the best of Guarantor's knowledge, will not) conflict with any law, rule or regulation, or any agreement, instrument, indenture, deed or any other restriction, to which such Guarantor is subject or a party, or accelerate or affect any of its obligations under any thereof.


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3.       Guarantor shall cause Contractor to duly and timely perform all of the
         Guaranteed Obligations including the obligations of Contractor under the EPC Agreement, as it may from time to time be amended.

4. The obligations of Guarantor hereunder include, without limitation, all liabilities for liquidated or similar damages and warranty obligations of Contractor.

5. Tenaska may enforce against Guarantor any and all of the rights of Tenaska under this Guaranty without having instituted or completed any legal, arbitration or other proceedings against Contractor or any partner or joint venturer in Contractor.

6. This Guaranty shall be governed by and construed according to the laws of the State of Texas. Guarantor submits to personal jurisdiction in the State of Texas and further agrees that the non-exclusive venue for any such action may be in the state and federal courts located in Dallas County, Texas.

7. Guarantor waives: (a) any requirement, and any right to require, that any right or power be exercised or any action be taken against the Contractor, any partner or joint venturer in Contractor, or any other guarantor or any collateral for the Guaranteed Obligations; (b) (i) notice of acceptance of and intention to rely on this Agreement, and
         (ii) all other notices that may be required by applicable law or otherwise to preserve any rights against Guarantor under this Agreement, including any notice of default, demand, dishonor, presentment and protest; and, (c) diligence.

8. Guarantor shall not assert any right to set off against claims by Tenaska hereunder other than claims which Contractor has a right to set off under the EPC Agreement.

9. Notwithstanding any other provision to the contrary set forth herein, Guarantor retains the right to assert any and all claims, defenses and limitations of liability possessed by Contractor under the terms of the EPC Agreement, (but excluding any defense based upon absence of binding effect of the EPC Agreement).

10.      Guarantor's obligations hereunder (a) are absolute and unconditional,
         (b) subject to Section 9 above, are unlimited in amount, except as provided in the EPC Agreement, (c) constitute a guaranty of payment and performance and not a guaranty of collection, (d) are as primary obligor and not as a surety only, (e) shall be a continuing guaranty of all present and future Guaranteed Obligations, and (f) shall be irrevocable.


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11.      This Guaranty may be assigned by Tenaska to Tenaska's lenders for the project and shall inure to the benefit of such assignee(s).

12.      Notice to Guarantor shall be to:
                  Willbros Group, Inc.
                  %Willbros USA, Inc.
                  600 Willbros Place
                  2431 East 61st Street
                  Tulsa, Oklahoma 74136
                  Attn: John Hove

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered to Tenaska in the name and on behalf of Guarantor by one of its officers who is duly authorized to do so, for the benefit of Tenaska, as of this 23rd day of Septmber, 1999.


                                  Guarantor
                                  WILLBROS GROUP, INC.

ATTEST:

By: /s/                           By: /s/
   -----------------------           ------------------------
                                            (Name)

Title: Assistant Secretary           Executive Vice President
      --------------------           ------------------------
                                            (Title)

                            CERTIFICATE OF SECRETARY

                              WILLBROS GROUP, INC.

         I, John N. Hove, being the duly elected and acting Corporate Secretary of WILLBROS GROUP. INC., a corporation organized and existing under and by virtue of the laws of the Republic of Panama (hereinafter referred to as the "Corporation"), do hereby

                                 C E R T I F Y :

1. THAT the following preambles and resolutions are a true, correct and complete copy of the same duly adopted by Memorandum of Action signed by all of the members of the Executive Committee of the Board of Directors of the Corporation on September 23, 1999, and that such resolutions have not been rescinded since their adoption and are in full force and effect on the date hereof:

EXECUTION OF GUARANTEE

              WHEREAS, Willbros Engineers, Inc., a Delaware corporation ("WEI"), is an indirect wholly-owned subsidiary of the Corporation; and

              WHEREAS, WEI has entered into an Engineering, Procurement and Construction Agreement dated September 23, 1999, with Tenaska Georgia Partners, L.P., a Delaware limited partnership ("Tenaska"), with respect to the construction of a natural gas transmission pipeline from the Transcontinental Gas Pipeline Corporation meter station to the Tenaska Georgia Generation Station (the "EPC Agreement"); and

              WHEREAS, WEI has certain obligations to Tenaska under the EPC Agreement; and

              WHEREAS, Tenaska has requested the provision of a parent company guarantee by the Corporation with respect of the obligations of WEI under the EPC Agreement, such guarantee to be substantially in the same form attached hereto (the "Guarantee"); and

              WHEREAS, the provision of the Guarantee is deemed to be in the best interests of the Corporation;


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              NOW, THEREFORE, BE IT

              RESOLVED, that the form of, and the terms and conditions contained in, the Guarantee be, and the same hereby are, authorized and approved in all respects; and further

              RESOLVED, that the execution, delivery and performance by the Corporation of the Guarantee be, and the same hereby are, authorized and approved in all respects; and further

              RESOLVED, that the Chairman, the President and each of the Vice Presidents of the Corporation be, and each of them individually hereby is, authorized and empowered to negotiate and make such changes, modifications, additions and deletions to the Guarantee as they, or any of them, in their sole discretion, may deem appropriate, and to execute and deliver, for and on behalf of the Corporation, the Guarantee, in such form as the officer or officers executing the same shall deem necessary, advisable or appropriate, as shall be conclusively evidenced by his signature affixed thereon; and further

              RESOLVED, that the officers of the Corporation be, and each of them individually hereby is, authorized and empowered, for and on behalf of the Corporation, to execute and deliver any and all additional documents, instruments and papers, and to take or cause to be taken such additional actions, as they or any of them, in their sole discretion, may deem necessary, convenient or appropriate in connection with the negotiation, execution and deliver of the Guarantee and to carry out the purposes of the foregoing resolutions, and in this connection to take such action and to execute, deliver, acknowledge, record, file and certify all such further instruments, certificates, letters, agreements, documents, papers and undertakings as the officer or officers so acting may consider and determine necessary, advisable or convenient, as shall be conclusively evidenced by his signature affixed thereon.

2. THAT the persons identified below are duly elected, qualified and acting Officers of the Corporation; and that they hold the office or offices set forth opposite their names on the date hereof:



            NAME                                         TITLE
         Larry J. Bump                      Chairman of the Board and Chief
                                              Executive Officer

         Paul A. Huber                      President and Chief Operating Officer




            NAME                                         TITLE
         Melvin F. Spreitzer                Executive Vice President, Treasurer
                                              And Chief Financial Officer

         Lawrence R. Fisher, Jr.            Senior Vice President

         John N. Hove                       Corporate Secretary

         J.T. Dalton                        Assistant Secretary

         Kathy E. Alexander                 Assistant Secretary

         Thomas B. Reilly                   Assistant Treasurer

         David W. Arneson                   Assistant Treasurer



3. AND I FURTHER CERTIFY THAT I am authorized to execute this Certificate on behalf of the Corporation.

         IN WITNESS WHEREOF, I have hereunto executed this Certificate and affixed the seal of the Corporation, this 27th day of September, 1999


                                  By: /s/ John N. Hove
                                     ------------------------------------
                                               John N. Hove
                                            Corporate Secretary

         I Paul A. Huber, President of the Corporation, do hereby certify that John N. Hove is the duly elected, qualified and acting Corporate Secretary of the Corporation, and that the signature set forth above his name is his true and genuine signature.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 1999.

                                      /s/ Paul A. Huber
                                      -----------------------------------
                                                Paul A. Huber
                                                  President

County of Tulsa                 )
State of Oklahoma               ) Section
United States of America        )

       Before me, the undersigned, a Notary Public in and for the aforementioned County, State and Country, on this 27th day of September, 1999, personally appeared Paul A. Huber and John N. Hove, President and Corporate Secretary, respectively, of WILLBROS GROUP, INC., to me known to be the identical persons who executed the foregoing instrument, and acknowledged that they executed the same as their free and voluntary act and deed, and as the free and voluntary act and deed of said Corporation.

       In Witness Whereof, I have hereunto set my official signature and affixed my notarial seal the day and year last above written.


                                  /s/ Kathy E. Alexander
                                  -------------------------------------
                                            Kathy E. Alexander
                                              Notary Public

My Commission Expires:
  February 27, 2001
----------------------


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